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                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                PREFERENCE PREMIER(R) VARIABLE ANNUITY CONTRACT
         ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY (OFFERED ON AND
                            AFTER OCTOBER 7, 2011)

                        SUPPLEMENT DATED JULY 22, 2013
                                      TO
                      THE PROSPECTUS DATED APRIL 29, 2013

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectus for the variable annuity contracts issued by Metropolitan Life Insurance Company ("we," "us," or "our").

This supplement should be read in its entirety and kept together with your prospectus for future reference. If You would like another copy of the prospectus, if purchased through a MetLife sales representative, write to us at P.O. Box 10342, Des Moines, IA 50306-0342 (Attention: Fulfillment Unit-Preference Premier) or call us at (800) 638-7732 to request a free copy. If purchased through a New England Financial(R) (NEF) sales representative, write to us at P.O. Box 14594, Des Moines, IA 50306-0342 or call us at (800) 435-4117 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

GUARANTEED WITHDRAWAL BENEFIT V 1

As of July 22, 2013, the Guaranteed Withdrawal Benefit v1 ("GWB v1") will be available for purchase in the following states: Mississippi and South Dakota. However, the Payment Enhancement Feature of the GWB v1 is not available in South Dakota.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

MetLife
P.O. Box 10342
Des Moines, IA 50306-0342
(If purchased through a MetLife sales representative)
Telephone: (800) 638-7732

MetLife
P.O. Box 14594
Des Moines, IA 50306-0342
(If purchased through a NEF sales representative)
Telephone: (800) 435-4117

                                                                 SUPP-MPPGWB713